UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2016

MONSTER WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Boston Post Road, Building 15 Weston, Massachusetts		02493

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (978) 461-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.
On March 22, 2016, Monster Worldwide, Inc. (the “Company”) entered into a privately negotiated agreement to repurchase $10.0 million in aggregate principal amount of its 3.50% Convertible Senior Notes due 2019 (the “2019 Notes”) for $9.475 million in cash, plus accrued interest. This transaction represents the repurchase of approximately 7% of the outstanding amount of the 2019 Notes. The Board of Directors of the Company has authorized the Company to employ funds allocated to its stock repurchase program for the repurchase of the 2019 Notes. The Company anticipates that the transaction will close on or around March 28, 2016. Following the closing of the transaction, approximately $133.8 million in aggregate principal amount of the 2019 Notes will remain outstanding. As a result of the repurchase of $10.0 million in aggregate principal amount of the 2019 Notes, the Company expects to unwind a corresponding portion of the capped call transactions entered into in connection with the issuance of the 2019 Notes, at no cost to the Company.
Following the Company’s announcement of financial results for the quarter ending March 31, 2016, the Company intends to continue to look at opportunities to repurchase, exchange or otherwise acquire the 2019 Notes and/or continue its stock repurchase program.
Cautionary Statements Concerning Forward-Looking Statements
This filing and the Company’s statements herein contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or predictions of future conditions, events or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “projects”, “forecasts”, “may”, “should”, variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, statements regarding our intentions with respect to any litigation or statements regarding financial performance. The forward-looking statements are subject to risks and uncertainties, which may cause results to differ materially from those set forth in the statements. Forward-looking statements in this filing should be evaluated together with the many uncertainties that affect the business of the Company and its markets, particularly those discussed in the risk factors and cautionary statements contained in the Company’s annual report filed with the Securities and Exchange Commission on February 11, 2016, as updated by subsequent quarterly reports. All forward-looking statements are expressly qualified in their entirety by such factors. The forward-looking statements are representative only as of the date they are made, and the Company assumes no responsibility to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC. (Registrant)

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Executive Vice President, General Counsel and Secretary
Date: March 22, 2016